SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Global Growth Fund DWS Global Growth VIP

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the funds’ summary prospectuses.

Joseph Axtell, CFA, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2013.

Rafaelina M. Lee, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Nils E. Ernst, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Martin Berberich, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Sebastian P. Werner, PhD, Vice President. Portfolio Manager of the fund. Began managing the fund in 2013.

Please Retain This Supplement for Future Reference

June 5, 2014
PROSTKR-398